RONNYBROOK FARM DAIRY, INC.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF NEW YORK

                                CUSIP 77633R 10 3

                               THIS CERTIFIES THAT



                                 IS THE OWNER OF



                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS


FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.001 PER SHARE, OF RONNYBROOK FARM DAIRY, INC. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
     ---------------------             ------------------------------------
                                       SECRETARY



                                       ------------------------------------
                                       PRESIDENT

                                       COUNTERSIGNED AND REGISTERED:

                                       OTC CORPORATE TRANSFER SERVICE CO.
                                       (HICKSVILLE, NY)
                                       TRANSFER AGENT AND REGISTRAR



                                       BY
                                          ---------------------------------
                                          AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM            -    as tenants in common
TEN ENT            -    as tenants by the entireties
JT TEN             -    as joint tenants with right of survivorship and not as
                        tenants in common

UNIF GIFT MIN ACT  -    Custodian


-----------------------     -----------------------------------------  ---------
(Cust)                      (Minor) under Uniform Gifts to Minors Act   (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto


--------------------------------------------------------------------------------
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Common Shares represented by the within Certificate and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------

                                     NOTICE

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
  --------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.